Exhibit 10.29

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Third Addendum and Amendment to Support Services Agreement

This THIRD ADDENDUM AND AMENDMENT TO SUPPORT SERVICES AGREEMENT by and among PEAK6 Investments, L.P. (“Providing Party”), Apex Clearing Holdings LLC (“ACH”) and Apex Clearing Corporation (“Apex”) is made and entered into as of June 27, 2014 (this “Addendum”).

WHEREAS, on June 5, 2012, Providing Party and ACH entered into that certain Support Services Agreement (the “Original Agreement”); and

WHEREAS, on December 1, 2012, ACH, Providing Party and Apex entered into an Addendum and Amendment to add Apex as a party to the Original Agreement; and

WHEREAS, ACH, Providing Party and Apex desire to enter into this Addendum to specify pricing to be paid for certain specific services to be provided under the Original Agreement, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.1. Use of Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the Original Agreement shall have such meanings when used in this Addendum.

ARTICLE II

AMENDMENTS

Section 2.1 Charges for Services.

(a) The parties agree that the rates for the services set forth below were determined in accordance with Section 4 of the Original Agreement, as amended, and are the applicable rates for the services and time periods specified below.

(i) Consulting Services. Providing Party will provide Apex with certain consulting services, as outlined below. The cost for these services from January 1 , 2014 through December 31, 2014 is as follows:

	Annual Rate			Monthly Rate
Legal	$	[	****]	$	[	****]
Compliance	$	[	****]	$	[	****]
Finance	$	[	****]	$	[	****]
HR	$	[	****]	$	[	****]
Campus Recruiting	$	[	****]		[	****]

(b). The parties agree that the services specified in Section 2.1 (a) hereof may be terminated without penalty: (a) by Apex by providing thirty days’ written notice to Providing Party; or (ii) by Providing Party by providing ninety days’ written notice to Apex.

(c). Services by Certain Individuals. The parties agree that the services provided to Apex by the below individuals will reflect the following rate:

(i) For the dates January 1, 2014 through December 31, 2014:

Danny Rosenthal	$[****]

(ii) For the dates April 1, 2014 through December 31,2014:

Jud Pyle	$[****]

(iii) For the dates January 1, 2014 through April 30, 2014:

C. Fesler	$[****]

ARTICLE III

MISCELLANEOUS

Section 3.1 References to the Original Agreement. Except for the amendments expressly set forth above, the Original Agreement is unmodified hereby, Reference to this specific Addendum need not be made in the Original Agreement, or any other instrument or document executed in connection therewith, or in any certificate, any reference in any of such items to the Original Agreement being sufficient to refer to the Original Agreement as amended hereby. This Addendum is expressly made a party of the Original Agreement.

Section 3.2 Incorporation of Provisions. Sections 7 and 14 of the Original Agreement are incorporated by reference herein mutatis mutandis.

**********

IN WITNESS WHEREOF, Each of the parties has caused this Amendment to be executed by its duly authorized representative with effect as of June 27, 2014.

PEAK6 INVESTMENTS, L.P.

By:	/s/ Jay Coppoletta
Name: Jay Coppoletta
Title: Chief Corporate Development and Legal Officer

APEX CLEARING HOLDINGS LLC

By:	/s/ Daniel Rosenthal
Name: Daniel Rosenthal
Title: CEO

APEX CLEARING CORPORATION

By:	/s/ Daniel Rosenthal
Name: Daniel Rosenthal
Title: CEO